UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08397
THE MARSICO INVESTMENT FUND
(Exact name of registrant as specified in charter)
1200 17th Street, Suite 1700
Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)
The Corporation Trust Company
The Marsico Investment Fund
Corporation Trust Center 1209 Orange Street
Wilmington, Delaware 19802
(Name and address of Agent for Service of Process)
Copies to:
Anthony H. Zacharski
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Registrant's telephone number, including area code:
1-888-860-8686
Date of fiscal year end:
September 30
Date of reporting period:
September 30, 2024

Item 1. Reports to Stockholders

(a)        The following is a copy of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

TABLE OF CONTENTS

Marsico Focus Fund Investor Class - MFOCX

Marsico Focus Fund Institutional Class - MIFOX

Marsico Growth Fund Investor Class - MGRIX

Marsico Growth Fund Institutional Class - MIGWX

Marsico Midcap Growth Focus Fund Investor Class - MXXIX

Marsico Midcap Growth Focus Fund Institutional Class - MIDFX

Marsico International Opportunities Fund Investor Class - MIOFX

Marsico International Opportunities Fund Institutional Class - MIIOX

Marsico Global Fund Investor Class - MGLBX

Marsico Global Fund Institutional Class - MIGOX

Marsico Focus Fund
Investor Class / MFOCX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Focus Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Focus Fund (Investor Class/MFOCX)	$161	1.28%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Investor Class shares posted a total return of +52.32%, compared to its benchmark index, the S&P 500® Index, which had a total return of +36.35% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
Please keep in mind that the Fund is classified as a non-diversified fund, which means it may hold fewer securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to stock selection and an overweight allocation to the two strongest performing sectors of the benchmark index, Information Technology and Communication Services, as defined in the Global Industry Classification Standard.* Strong stock selection in the Health Care and Consumer Discretionary sectors, as well as a lack of exposure to the weakest performing sector of the benchmark index, Energy, also aided relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Meta Platforms, Inc. – Cl. A (“Meta”) | As one of the leading operators of social media platforms, Meta’s stock performed well, primarily driven by strong advertising growth from AI advancements in improved ad targeting and effectiveness. Meta also made progress on its metaverse-related initiatives and overall cost reductions.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection in the Financials and Industrials sectors, as well as an overweight allocation to Consumer Discretionary, a weaker performing sector of the benchmark index, had a negative effect on performance relative to the index. The Fund’s relative performance was also adversely impacted by maintaining an average cash position of approximately 3%.
» Delta Air Lines, Inc. (“Delta”) | Geopolitical concerns in the Middle East, higher operating costs, and reduced airline fares contributed to Delta’s underperformance. As a result of these concerns and a reallocation of resources into the Information Technology space, we exited the position.
» Zoetis, Inc. (“Zoetis”) | Zoetis, an animal health company, was impacted by labor challenges and overall clinic volume declines in the veterinary industry over the past year. Due to these challenges, we sold the position.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	5 Years	10 Years
Focus Fund (Investor Class/MFOCX)	52.32%	20.70%	14.83%
S&P 500 Index®	36.35%	15.98%	13.38%
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$1,033,050,255
Total number of portfolio holdings	22
Total advisory fees paid during the reporting period	$6,569,611
Portfolio turnover rate as of the end of the reporting period	47%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Microsoft Corp.	10.15%
Apple, Inc.	9.97%
Meta Platforms, Inc. - Cl. A	9.74%
NVIDIA Corp.	7.81%
Amazon.com, Inc.	5.82%
Eli Lilly & Company	4.99%
General Electric Co. DBA GE Aerospace	4.37%
Chipotle Mexican Grill, Inc.	4.22%
The Sherwin-Williams Company	3.80%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	3.80%
Sector Allocation*
(% of net assets)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Focus Fund
Institutional Class / MIFOX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Focus Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Focus Fund (Institutional Class/MIFOX)	$126	1.00%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares posted a total return of +52.82%, compared to its benchmark index, the S&P 500® Index, which had a total return of +36.35% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
Please keep in mind that the Fund is classified as a non-diversified fund, which means it may hold fewer securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to stock selection and an overweight allocation to the two strongest performing sectors of the benchmark index, Information Technology and Communication Services, as defined in the Global Industry Classification Standard.* Strong stock selection in the Health Care and Consumer Discretionary sectors, as well as a lack of exposure to the weakest performing sector of the benchmark index, Energy, also aided relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Meta Platforms, Inc. – Cl. A (“Meta”) | As one of the leading operators of social media platforms, Meta’s stock performed well, primarily driven by strong advertising growth from AI advancements in improved ad targeting and effectiveness. Meta also made progress on its metaverse-related initiatives and overall cost reductions.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection in the Financials and Industrials sectors, as well as an overweight allocation to Consumer Discretionary, a weaker performing sector of the benchmark index, had a negative effect on performance relative to the index. The Fund’s relative performance was also adversely impacted by maintaining an average cash position of approximately 3%.
» Delta Air Lines, Inc. (“Delta”) | Geopolitical concerns in the Middle East, higher operating costs, and reduced airline fares contributed to Delta’s underperformance. As a result of these concerns and a reallocation of resources into the Information Technology space, we exited the position.
» Zoetis, Inc. (“Zoetis”) | Zoetis, an animal health company, was impacted by labor challenges and overall clinic volume declines in the veterinary industry over the past year. Due to these challenges, we sold the position.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	Since Inception^
Focus Fund (Institutional Class/MIFOX)	52.82%	10.68%
S&P 500 Index®	36.35%	10.11%
^	December 6, 2021
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$1,033,050,255
Total number of portfolio holdings	22
Total advisory fees paid during the reporting period	$6,569,611
Portfolio turnover rate as of the end of the reporting period	47%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Microsoft Corp.	10.15%
Apple, Inc.	9.97%
Meta Platforms, Inc. - Cl. A	9.74%
NVIDIA Corp.	7.81%
Amazon.com, Inc.	5.82%
Eli Lilly & Company	4.99%
General Electric Co. DBA GE Aerospace	4.37%
Chipotle Mexican Grill, Inc.	4.22%
The Sherwin-Williams Company	3.80%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	3.80%
Sector Allocation*
(% of net assets)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Growth Fund
Investor Class / MGRIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Growth Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Growth Fund (Investor Class/MGRIX)	$168	1.34%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Investor Class shares posted a total return of +50.61%, compared to its benchmark index, the S&P 500® Index, which had a total return of +36.35% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to stock selection and an overweight allocation to the two strongest performing sectors of the benchmark index, Information Technology and Communication Services, as defined in the Global Industry Classification Standard.* Strong stock selection in the Consumer Discretionary and Consumer Staples sectors, as well as a lack of exposure to the weakest performing sector of the benchmark index, Energy, also aided relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Meta Platforms, Inc. – Cl. A (“Meta”) | As one of the leading operators of social media platforms, Meta’s stock performed well, primarily driven by strong advertising growth from AI advancements in improved ad targeting and effectiveness. Meta also made progress on its metaverse-related initiatives and overall cost reductions.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | The Fund’s relative performance was adversely impacted by maintaining an average cash position of approximately 3%. Additionally, stock selection in the Financials and Health Care sectors, as well as a lack of exposure to a stronger performing sector of the benchmark index, Utilities, had a negative effect on performance relative to the index.
» Zoetis, Inc. (“Zoetis”) | Zoetis, an animal health company, was impacted by labor challenges and overall clinic volume declines in the veterinary industry over the past year. Due to these challenges, we sold the position.
» Palo Alto Networks, Inc. (“Palo Alto Networks”) | Cybersecurity company Palo Alto Networks experienced slower growth in revenue and earnings, driven by a combination of macroeconomic uncertainties and the company's efforts to promote its unified security platform through deferred billing and free trials. Given the impact, we exited the position.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	5 Years	10 Years
Growth Fund (Investor Class/MGRIX)	50.61%	19.14%	14.02%
S&P 500 Index®	36.35%	15.98%	13.38%
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$459,362,932
Total number of portfolio holdings	36
Total advisory fees paid during the reporting period	$3,045,429
Portfolio turnover rate as of the end of the reporting period	62%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Microsoft Corp.	8.65%
Apple, Inc.	7.84%
Meta Platforms, Inc. - Cl. A	7.68%
Amazon.com, Inc.	4.95%
NVIDIA Corp.	4.86%
ServiceNow, Inc.	4.30%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.17%
Chipotle Mexican Grill, Inc.	4.11%
Costco Wholesale Corp.	3.45%
The Sherwin-Williams Company	3.39%
Sector Allocation*
(% of net assets)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Growth Fund
Institutional Class / MIGWX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Growth Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Growth Fund (Institutional Class/MIGWX)	$138	1.10%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares posted a total return of +50.91%, compared to its benchmark index, the S&P 500® Index, which had a total return of +36.35% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the S&P 500® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the S&P 500® Index, can primarily be attributed to stock selection and an overweight allocation to the two strongest performing sectors of the benchmark index, Information Technology and Communication Services, as defined in the Global Industry Classification Standard.* Strong stock selection in the Consumer Discretionary and Consumer Staples sectors, as well as a lack of exposure to the weakest performing sector of the benchmark index, Energy, also aided relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Meta Platforms, Inc. – Cl. A (“Meta”) | As one of the leading operators of social media platforms, Meta’s stock performed well, primarily driven by strong advertising growth from AI advancements in improved ad targeting and effectiveness. Meta also made progress on its metaverse-related initiatives and overall cost reductions.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | The Fund’s relative performance was adversely impacted by maintaining an average cash position of approximately 3%. Additionally, stock selection in the Financials and Health Care sectors, as well as a lack of exposure to a stronger performing sector of the benchmark index, Utilities, had a negative effect on performance relative to the index.
» Zoetis, Inc. (“Zoetis”) | Zoetis, an animal health company, was impacted by labor challenges and overall clinic volume declines in the veterinary industry over the past year. Due to these challenges, we sold the position.
» Palo Alto Networks, Inc. (“Palo Alto Networks”) | Cybersecurity company Palo Alto Networks experienced slower growth in revenue and earnings, driven by a combination of macroeconomic uncertainties and the company's efforts to promote its unified security platform through deferred billing and free trials. Given the impact, we exited the position.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	Since Inception^
Growth Fund (Institutional Class/MIGWX)	50.91%	8.66%
S&P 500 Index®	36.35%	10.11%
^	December 6, 2021
The Standard & Poor's 500 Index (“S&P 500® Index”) is an index of the common stock prices of 500 large US companies, and includes the reinvestment of dividends.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$459,362,932
Total number of portfolio holdings	36
Total advisory fees paid during the reporting period	$3,045,429
Portfolio turnover rate as of the end of the reporting period	62%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Microsoft Corp.	8.65%
Apple, Inc.	7.84%
Meta Platforms, Inc. - Cl. A	7.68%
Amazon.com, Inc.	4.95%
NVIDIA Corp.	4.86%
ServiceNow, Inc.	4.30%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.17%
Chipotle Mexican Grill, Inc.	4.11%
Costco Wholesale Corp.	3.45%
The Sherwin-Williams Company	3.39%
Sector Allocation*
(% of net assets)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Midcap Growth Focus Fund
Investor Class / MXXIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Midcap Growth Focus Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Midcap Growth Focus Fund (Investor Class/MXXIX)	$171	1.40%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Investor Class shares posted a total return of +44.01%, compared to its benchmark indices, the Russell 3000® Index and the Russell Midcap Growth® Index, which had total returns of +35.19% and +29.33%, respectively, over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the Russell Midcap Growth® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the Russell Midcap Growth® Index, can primarily be attributed to stock selection in the Industrials, Information Technology and Communication Services sectors, as defined in the Global Industry Classification Standard.* An underweight allocation to a weaker performing sector of the Russell Midcap Growth® Index, Health Care, and an overweight allocation to a stronger performing sector of the benchmark index, Consumer Discretionary, further boosted relative performance results.
» Spotify Technology S.A. (“Spotify”) | Digital media streaming service Spotify performed well, primarily driven by significant subscriber growth from strategic content acquisitions and innovative product features, such as artificial intelligence personalized recommendations. Spotify’s cost-cutting measures also improved its profitability.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | The combination of strong same-store sales growth and boosted revenue and earnings led to Chipotle’s positive performance. This was a result of Chipotle’s menu innovations, popular digital ordering platform, operational efficiency improvements and expansion into new markets.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | The Fund’s lack of exposure to the strongest performing sector of the Russell Midcap Growth® Index, Utilities, and an underweight allocation to the Financials sector, a stronger performing sector of the benchmark index, created a drag on relative performance. Stock selection in the Financials and Real Estate sectors further dampened relative performance results.
» Mobileye Global, Inc. – Cl. A (“Mobileye”) | Weakening auto sales combined with excess inventory of Mobileye’s core chipset for advanced driver assistance systems prompted Mobileye to reduce sales guidance for 2024 and left the outlook for 2025 uncertain. As a result of these concerns, we exited the position.
» lululemon athletica, inc. (“lululemon”) | As consumer preferences shifted, particularly affecting lululemon’s core North American market, demand for athleisure slowed. This softness in demand led to weaker-than-expected sales growth and earnings and we sold the position.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of (i) the Russell 3000® Index, which the Fund has selected as its new broad-based index to comply with new regulatory requirements, and (ii) the Russell Midcap Growth® Index, an index that more closely reflects the Fund’s principal investment strategies, over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	5 Years	10 Years
Midcap Growth Focus Fund (Investor Class/MXXIX)	44.01%	11.95%	11.55%
Russell 3000® Index	35.19%	15.26%	12.83%
Russell Midcap Growth® Index	29.33%	11.48%	11.30%
The Russell 3000® Index measures the performance of the largest 3,000 US companies.
The Russell Midcap Growth® Index measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics including higher price-to-book ratios and higher forecasted growth. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC ("Adviser") may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$318,713,773
Total number of portfolio holdings	35
Total advisory fees paid during the reporting period	$2,174,701
Portfolio turnover rate as of the end of the reporting period	50%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Chipotle Mexican Grill, Inc.	5.95%
Spotify Technology S.A.	5.94%
Constellation Software, Inc.	5.29%
Synopsys, Inc.	5.21%
KLA Corp.	5.20%
Cintas Corp.	5.16%
HEICO Corp.	3.98%
NVR, Inc.	3.96%
GE Vernova, Inc.	3.87%
KKR & Co., Inc.	3.55%
Sector Allocation*
(% of net assets)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Midcap Growth Focus Fund
Institutional Class / MIDFX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Midcap Growth Focus Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Midcap Growth Focus Fund (Institutional Class/MIDFX)	$142	1.16%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares posted a total return of +44.38%, compared to its benchmark indices, the Russell 3000® Index and the Russell Midcap Growth® Index, which had total returns of +35.19% and +29.33%, respectively, over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the Russell Midcap Growth® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the Russell Midcap Growth® Index, can primarily be attributed to stock selection in the Industrials, Information Technology and Communication Services sectors, as defined in the Global Industry Classification Standard.* An underweight allocation to a weaker performing sector of the Russell Midcap Growth® Index, Health Care, and an overweight allocation to a stronger performing sector of the benchmark index, Consumer Discretionary, further boosted relative performance results.
» Spotify Technology S.A. (“Spotify”) | Digital media streaming service Spotify performed well, primarily driven by significant subscriber growth from strategic content acquisitions and innovative product features, such as artificial intelligence personalized recommendations. Spotify’s cost-cutting measures also improved its profitability.
» Chipotle Mexican Grill, Inc. (“Chipotle”) | The combination of strong same-store sales growth and boosted revenue and earnings led to Chipotle’s positive performance. This was a result of Chipotle’s menu innovations, popular digital ordering platform, operational efficiency improvements and expansion into new markets.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | The Fund’s lack of exposure to the strongest performing sector of the Russell Midcap Growth® Index, Utilities, and an underweight allocation to the Financials sector, a stronger performing sector of the benchmark index, created a drag on relative performance. Stock selection in the Financials and Real Estate sectors further dampened relative performance results.
» Mobileye Global, Inc. – Cl. A (“Mobileye”) | Weakening auto sales combined with excess inventory of Mobileye’s core chipset for advanced driver assistance systems prompted Mobileye to reduce sales guidance for 2024 and left the outlook for 2025 uncertain. As a result of these concerns, we exited the position.
» lululemon athletica, inc. (“lululemon”) | As consumer preferences shifted, particularly affecting lululemon’s core North American market, demand for athleisure slowed. This softness in demand led to weaker-than-expected sales growth and earnings and we sold the position.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of (i) the Russell 3000® Index, which the Fund has selected as its new broad-based index to comply with new regulatory requirements, and (ii) the Russell Midcap Growth® Index, an index that more closely reflects the Fund’s principal investment strategies, over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	Since Inception^
Midcap Growth Focus Fund (Institutional Class/MIDFX)	44.38%	3.32%
Russell 3000® Index	35.19%	8.93%
Russell Midcap Growth® Index	29.33%	2.71%
^	December 6, 2021
The Russell 3000® Index measures the performance of the largest 3,000 US companies.
The Russell Midcap Growth® Index measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics including higher price-to-book ratios and higher forecasted growth. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC ("Adviser") may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$318,713,773
Total number of portfolio holdings	35
Total advisory fees paid during the reporting period	$2,174,701
Portfolio turnover rate as of the end of the reporting period	50%
Graphical Representation of Holdings
The table and chart below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Chipotle Mexican Grill, Inc.	5.95%
Spotify Technology S.A.	5.94%
Constellation Software, Inc.	5.29%
Synopsys, Inc.	5.21%
KLA Corp.	5.20%
Cintas Corp.	5.16%
HEICO Corp.	3.98%
NVR, Inc.	3.96%
GE Vernova, Inc.	3.87%
KKR & Co., Inc.	3.55%
Sector Allocation*
(% of net assets)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico International Opportunities Fund
Investor Class / MIOFX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico International Opportunities Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
International Opportunities Fund (Investor Class/MIOFX)	$186	1.50%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Investor Class shares posted a total return of +48.51%, compared to its benchmark index, the MSCI EAFE® Index, which had a total return of +24.77% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the MSCI EAFE® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI EAFE® Index, can primarily be attributed to stock selection and an overweight allocation to one of the strongest performing sectors of the benchmark index, Information Technology, as defined in the Global Industry Classification Standard.* Additionally, strong stock selection in the Communication Services and Consumer Discretionary sectors, as well as an underweight allocation to one of the weaker performing sectors of the benchmark, Consumer Staples, further bolstered the Fund’s relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Spotify Technology S.A. (“Spotify”) | Digital media streaming service Spotify performed well, primarily driven by significant subscriber growth from strategic content acquisitions and innovative product features, such as AI personalized recommendations. Spotify’s cost-cutting measures also improved its profitability.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection and an underweight allocation to the Financials sector, the strongest performing sector of the benchmark index, had a negative effect on performance relative to the index. Furthermore, the Fund’s underweight allocation, on average, to one of the stronger performing sectors of the benchmark index, Industrials, created an additional drag on relative performance.
» AstraZeneca PLC (“AstraZeneca”) | As the post-pandemic growth for various therapeutic categories that biopharmaceutical company AstraZeneca participates in (cardiovascular, diabetes, and respiratory) have decelerated, the company has increased research and development spending. Given the concerns regarding future earnings growth, we sold the position.
» Alcon, Inc. (“Alcon”) | Due to an uneven surgical volume recovery in the intraocular lens replacement market, concerns around discretionary income spending for ophthalmology products, and the market share shifts in the contact lens market, we exited the position.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	5 Years	10 Years
International Opportunities Fund (Investor Class/MIOFX)	48.51%	10.31%	8.38%
MSCI EAFE® Index	24.77%	8.20%	5.71%
The Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE® Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$56,417,466
Total number of portfolio holdings	33
Total advisory fees paid during the reporting period	$369,957
Portfolio turnover rate as of the end of the reporting period	45%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	5.93%
SAP S.E.	5.54%
Rolls-Royce Holdings PLC	5.53%
Spotify Technology S.A.	5.29%
NVIDIA Corp.	4.67%
Meta Platforms, Inc. - Cl. A	4.41%
Novo Nordisk A/S - Cl. B	4.29%
ASML Holding N.V.	4.26%
Eli Lilly & Company	3.71%
Apple, Inc.	3.60%
Sector Allocation*
(% of net assets)
Country Allocation
(% of total investments)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico International Opportunities Fund
Institutional Class / MIIOX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico International Opportunities Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
International Opportunities Fund (Institutional Class/MIIOX)	$156	1.25%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares posted a total return of +48.92%, compared to its benchmark index, the MSCI EAFE® Index, which had a total return of +24.77% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the MSCI EAFE® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI EAFE® Index, can primarily be attributed to stock selection and an overweight allocation to one of the strongest performing sectors of the benchmark index, Information Technology, as defined in the Global Industry Classification Standard.* Additionally, strong stock selection in the Communication Services and Consumer Discretionary sectors, as well as an underweight allocation to one of the weaker performing sectors of the benchmark, Consumer Staples, further bolstered the Fund’s relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Spotify Technology S.A. (“Spotify”) | Digital media streaming service Spotify performed well, primarily driven by significant subscriber growth from strategic content acquisitions and innovative product features, such as AI personalized recommendations. Spotify’s cost-cutting measures also improved its profitability.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | Stock selection and an underweight allocation to the Financials sector, the strongest performing sector of the benchmark index, had a negative effect on performance relative to the index. Furthermore, the Fund’s underweight allocation, on average, to one of the stronger performing sectors of the benchmark index, Industrials, created an additional drag on relative performance.
» AstraZeneca PLC (“AstraZeneca”) | As the post-pandemic growth for various therapeutic categories that biopharmaceutical company AstraZeneca participates in (cardiovascular, diabetes, and respiratory) have decelerated, the company has increased research and development spending. Given the concerns regarding future earnings growth, we sold the position.
» Alcon, Inc. (“Alcon”) | Due to an uneven surgical volume recovery in the intraocular lens replacement market, concerns around discretionary income spending for ophthalmology products, and the market share shifts in the contact lens market, we exited the position.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	Since Inception^
International Opportunities Fund (Institutional Class/MIIOX)	48.92%	8.00%
MSCI EAFE® Index	24.77%	6.28%
^	December 6, 2021
The Morgan Stanley Capital International Europe Australasia Far East Index (“MSCI EAFE® Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$56,417,466
Total number of portfolio holdings	33
Total advisory fees paid during the reporting period	$369,957
Portfolio turnover rate as of the end of the reporting period	45%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	5.93%
SAP S.E.	5.54%
Rolls-Royce Holdings PLC	5.53%
Spotify Technology S.A.	5.29%
NVIDIA Corp.	4.67%
Meta Platforms, Inc. - Cl. A	4.41%
Novo Nordisk A/S - Cl. B	4.29%
ASML Holding N.V.	4.26%
Eli Lilly & Company	3.71%
Apple, Inc.	3.60%
Sector Allocation*
(% of net assets)
Country Allocation
(% of total investments)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Global Fund
Investor Class / MGLBX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Global Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Global Fund (Investor Class/MGLBX)	$187	1.48%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Investor Class shares posted a total return of +52.21%, compared to its benchmark index, the MSCI All Country World® Index, which had a total return of +31.76% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the MSCI All Country World® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI All Country World® Index, can primarily be attributed to stock selection and an overweight allocation to the two strongest performing sectors of the benchmark index, Information Technology and Communication Services, as defined in the Global Industry Classification Standard.* Strong stock selection in the Health Care and Consumer Discretionary sectors, as well as a lack of exposure to the weakest performing sector of the benchmark index, Energy, also aided relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Meta Platforms, Inc. – Cl. A (“Meta”) | As one of the leading operators of social media platforms, Meta’s stock performed well, primarily driven by strong advertising growth from AI advancements in improved ad targeting and effectiveness. Meta also made progress on its metaverse-related initiatives and overall cost reductions.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | An underweight allocation and stock selection in a stronger performing sector of the benchmark index, Financials, as well as an overweight allocation to Consumer Discretionary, a weaker performing sector of the benchmark index, had a negative effect on performance relative to the index. The Fund’s relative performance was also adversely impacted by maintaining an average cash position of approximately 4%.
» Mobileye Global, Inc. – Cl. A (“Mobileye”) | Weakening auto sales combined with excess inventory of Mobileye’s core chipset for advanced driver assistance systems prompted Mobileye to reduce sales guidance for 2024 and left the outlook for 2025 uncertain. As a result of these concerns, we exited the position.
» Tesla, Inc. (“Tesla”) | Weaker demand for electric vehicles (“EV”) led Tesla to reduce prices which negatively impacted profit margins. Increased competition in the EV market and a cautious sales outlook have further pressured Tesla's performance.
Fund Performance
The following graph and table compare the performance data of the Investor Class shares of the Fund for the most recently completed 10 fiscal years to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $10,000.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	5 Years	10 Years
Global Fund (Investor Class/MGLBX)	52.21%	15.13%	12.02%
MSCI All Country World® Index	31.76%	12.19%	9.39%
The Morgan Stanley Capital International All Country World Index ("MSCI All Country World® Index") is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$360,790,893
Total number of portfolio holdings	30
Total advisory fees paid during the reporting period	$1,994,519
Portfolio turnover rate as of the end of the reporting period	44%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Meta Platforms, Inc. - Cl. A	5.36%
Apple, Inc.	5.33%
Microsoft Corp.	5.19%
NVIDIA Corp.	4.99%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.83%
Rolls-Royce Holdings PLC	4.13%
General Electric Co. DBA GE Aerospace	4.02%
Hermes International	3.96%
ARM Holdings PLC ADR	3.86%
GE Vernova, Inc.	3.81%
Sector Allocation*
(% of net assets)
Country Allocation
(% of total investments)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.
Marsico Global Fund
Institutional Class / MIGOX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the Marsico Global Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Fund Expenses for the Past Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Global Fund (Institutional Class/MIGOX)	$145	1.15%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
For the fiscal year ended September 30, 2024, the Fund’s Institutional Class shares posted a total return of +52.65%, compared to its benchmark index, the MSCI All Country World® Index, which had a total return of +31.76% over the same period. Below, we discuss some of the impacts of the Fund’s investment allocation on its performance as compared to the MSCI All Country World® Index, as well as the top stock contributors to and detractors from the Fund’s performance. The Fund is not managed to track a benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security when compared to a benchmark.
TOP PERFORMANCE CONTRIBUTORS
» Investment Allocations | The Fund’s outperformance, as compared to the MSCI All Country World® Index, can primarily be attributed to stock selection and an overweight allocation to the two strongest performing sectors of the benchmark index, Information Technology and Communication Services, as defined in the Global Industry Classification Standard.* Strong stock selection in the Health Care and Consumer Discretionary sectors, as well as a lack of exposure to the weakest performing sector of the benchmark index, Energy, also aided relative performance results.
» NVIDIA Corp. (“NVIDIA”) | NVIDIA is a market leader in generative artificial intelligence (“GenAI”) hardware and software and benefitted from the adoption of new GenAI applications. We continue to believe that NVIDIA is steadily building its product breadth and competitive moats in artificial intelligence (“AI”), with production of the latest generation of AI chips expected to increase in the coming months.
» Meta Platforms, Inc. – Cl. A (“Meta”) | As one of the leading operators of social media platforms, Meta’s stock performed well, primarily driven by strong advertising growth from AI advancements in improved ad targeting and effectiveness. Meta also made progress on its metaverse-related initiatives and overall cost reductions.
TOP PERFORMANCE DETRACTORS
» Investment Allocations | An underweight allocation and stock selection in a stronger performing sector of the benchmark index, Financials, as well as an overweight allocation to Consumer Discretionary, a weaker performing sector of the benchmark index, had a negative effect on performance relative to the index. The Fund’s relative performance was also adversely impacted by maintaining an average cash position of approximately 4%.
» Mobileye Global, Inc. – Cl. A (“Mobileye”) | Weakening auto sales combined with excess inventory of Mobileye’s core chipset for advanced driver assistance systems prompted Mobileye to reduce sales guidance for 2024 and left the outlook for 2025 uncertain. As a result of these concerns, we exited the position.
» Tesla, Inc. (“Tesla”) | Weaker demand for electric vehicles (“EV”) led Tesla to reduce prices which negatively impacted profit margins. Increased competition in the EV market and a cautious sales outlook have further pressured Tesla's performance.
Fund Performance
The following graph and table compare the performance data of the Institutional Class shares of the Fund for the applicable periods since inception to the performance data of a broad-based index over the same periods. All indices are unmanaged and investors cannot invest directly in an index. The graph and table below assume reinvestment of dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on dividends and capital gain distributions or the redemption of fund shares. The graph assumes an initial investment of $100,000.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended 09/30/2024 )	1 Year	Since Inception^
Global Fund (Institutional Class/MIGOX)	52.65%	7.10%
MSCI All Country World® Index	31.76%	7.48%
^	December 6, 2021
The Morgan Stanley Capital International All Country World Index ("MSCI All Country World® Index") is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
Performance data quoted above represents past performance, and past performance is not a guarantee of future results. The performance results above reflect any applicable expense waivers or reimbursements in effect during the periods shown, without which the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, Marsico Capital Management, LLC (“Adviser”) may recoup fees and expenses previously waived or reimbursed under certain parameters. Recoupment of previously waived fees and expenses or reimbursements results in lower performance returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Visit www.marsicofunds.com/performance-and-prices/monthly.fs#institutional-class or call 888-860-8686 to obtain the most recent performance information.
Key Fund Statistics
The following table outlines key Fund statistics that you should pay attention to.
Fund net assets	$360,790,893
Total number of portfolio holdings	30
Total advisory fees paid during the reporting period	$1,994,519
Portfolio turnover rate as of the end of the reporting period	44%
Graphical Representation of Holdings
The table and charts below show the investment makeup of the Fund. Sector weightings represent the percentage of the Fund’s investments in certain general sectors and may include more than one industry. The Fund’s portfolio composition is subject to change at any time.
Top Ten Holdings
(% of net assets)
Meta Platforms, Inc. - Cl. A	5.36%
Apple, Inc.	5.33%
Microsoft Corp.	5.19%
NVIDIA Corp.	4.99%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	4.83%
Rolls-Royce Holdings PLC	4.13%
General Electric Co. DBA GE Aerospace	4.02%
Hermes International	3.96%
ARM Holdings PLC ADR	3.86%
GE Vernova, Inc.	3.81%
Sector Allocation*
(% of net assets)
Country Allocation
(% of total investments)
*Sector weightings for portfolios are determined using the Global Industry Classification Standard (“GICS”). Regarding GICS data cited throughout this report, GICS was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.marsicofunds.com/fund-documents/. You can also request this information by contacting us at 888-860-8686.
Householding
For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.
UMB Distribution Services, LLC serves as the Fund's distributor.
For additional information, please scan the QR code at right to navigate to additional hosted material at www.marsicofunds.com/fund-documents/.

(b)	Not Applicable.

Item 2.	Code of Ethics

(a)                     The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(b)                     Not used.

(c)                     There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)                     The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)                     Not applicable.

(f)                      See attached Exhibit (a).

Item 3.	Audit Committee Financial Expert

(a)(1)                The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)                Mr. Matthew C. Flavin is the audit committee financial expert. Mr. Flavin is “independent” under the applicable rules. Prior to Mr. Flavin, Mr. Joseph T. Willett served as the audit committee financial expert. Mr. Willett retired from the Board of Trustees of The Marsico Investment Fund effective January 2, 2024. Mr. Willett was “independent” under the applicable rules.

Item 4.	Principal Accountant Fees and Services

In each of the fiscal years ended September 30, 2024 and September 30, 2023, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a)                     Audit Fees.

2024	2023
$220,000	$209,140

(b)                     Audit-Related Fees.

In each of the fiscal years ended September 30, 2024 and September 30, 2023, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of each fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2024	2023
$0	$0

(c)                     Tax Fees.

In each of the fiscal years ended September 30, 2024 and September 30, 2023 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2024	2023
$63,113	$60,685

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)                     All Other Fees.

In each of the fiscal years ended September 30, 2024 and September 30, 2023 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2024	2023
$0	$0

(e)(1)               Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2)               Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)                     According to PwC for the fiscal year ended September 30, 2024, the percentage of hours spent on the audit of the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

2024
PwC work performed by persons who are not full-time:	0%

(g)                    In each of the fiscal years ended September 30, 2024 and September 30, 2023, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2024	2023
$0	$0

Non-audit services originally proposed and reported for 2023 were $2,000. The non-audit services were related to an accounting guidance software license utilized and historically paid for by the investment adviser. Subsequent to reporting, PwC determined the software license would be provided without charge for US based clients utilizing US accounting guidance.

(h)                     Not applicable.

(i)                      Not applicable.

(j)                      Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)                    The schedule of investments in securities of unaffiliated issuers is included as part of the financial statements filed under Item 7 of this Form N-CSR.

(b)                    Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	The registrant’s financial statements are attached herewith.

THE MARSICO INVESTMENT FUND

ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION

SEPTEMBER 30, 2024

MARSICO FUNDS®

Class/Ticker

MARSICO FOCUS FUND INVESTOR CLASS (MFOCX) INSTITUTIONAL CLASS (MIFOX)
MARSICO GROWTH FUND INVESTOR CLASS (MGRIX) INSTITUTIONAL CLASS (MIGWX)
MARSICO MIDCAP GROWTH FOCUS FUND INVESTOR CLASS (MXXIX) INSTITUTIONAL CLASS (MIDFX)
MARSICO INTERNATIONAL OPPORTUNITIES FUND INVESTOR CLASS (MIOFX) INSTITUTIONAL CLASS (MIIOX)
MARSICO GLOBAL FUND INVESTOR CLASS (MGLBX) INSTITUTIONAL CLASS (MIGOX)

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2024

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
General Electric Co. DBA GE Aerospace	239,644	$45,192,066	4.37%

Application Software
Synopsys, Inc.*	64,479	32,651,521	3.16

Automobile Manufacturers
Tesla, Inc.*	134,270	35,129,060	3.40

Broadline Retail
Amazon.com, Inc.*	322,395	60,071,860	5.82

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	43,148	38,251,565	3.70

Diversified Banks
JPMorgan Chase & Company	142,294	30,004,113	2.90

Homebuilding
Toll Brothers, Inc.	237,954	36,761,514	3.56

Interactive Media & Services
Alphabet, Inc. - Cl. A	212,664	35,270,324	3.41
Meta Platforms, Inc. - Cl. A	175,738	100,599,461	9.74
		135,869,785	13.15
Managed Health Care
UnitedHealth Group, Inc.	60,157	35,172,595	3.41

Movies & Entertainment
Netflix, Inc.*	47,108	33,412,291	3.23

Pharmaceuticals
Eli Lilly & Company	58,135	51,504,122	4.99

Restaurants
Chipotle Mexican Grill, Inc.*	756,600	43,595,292	4.22

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	41,861	34,880,678	3.38

Semiconductors
NVIDIA Corp.	664,235	80,664,698	7.81
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	225,916	39,234,832	3.80
		119,899,530	11.61
Specialty Chemicals
The Sherwin-Williams Company	102,810	39,239,493	3.80

Systems Software
Microsoft Corp.	243,678	104,854,643	10.15
ServiceNow, Inc.*	22,656	20,263,300	1.96
		125,117,943	12.11
Technology Hardware, Storage & Peripherals
Apple, Inc.	441,998	102,985,534	9.97

Transaction & Payment Processing Services
Visa, Inc. - Cl. A	119,111	32,749,569	3.17

TOTAL COMMON STOCKS
(Cost $455,973,090)		1,032,488,531	99.95

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.97%#	4,133,752	4,133,752	0.40

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,133,752)		4,133,752	0.40

TOTAL INVESTMENTS
(Cost $460,106,842)		1,036,622,283	100.35

Liabilities, Less Cash and Other Assets		(3,572,028)	(0.35)

NET ASSETS		$1,033,050,255	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2024, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

* Non-income producing.

# Rate shown is the 7-day yield as of September 30, 2024.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2024

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
General Electric Co. DBA GE Aerospace	50,151	$9,457,476	2.06%
HEICO Corp.	57,225	14,963,193	3.26
		24,420,669	5.32
Application Software
SAP S.E. Spon. ADR	50,944	11,671,271	2.54
Synopsys, Inc.*	28,039	14,198,669	3.09
		25,869,940	5.63
Automobile Manufacturers
Tesla, Inc.*	47,174	12,342,134	2.69

Automotive Retail
O’Reilly Automotive, Inc.*	6,293	7,247,019	1.58

Broadline Retail
Amazon.com, Inc.*	122,099	22,750,707	4.95

Consumer Finance
American Express Company	17,855	4,842,276	1.05

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	17,860	15,833,247	3.45

Diversified Support Services
Cintas Corp.	11,268	2,319,856	0.50

Electronic Components
Amphenol Corp. - Cl. A	72,372	4,715,759	1.03

Financial Exchanges & Data
S&P Global, Inc.	21,501	11,107,847	2.42

Heavy Electrical Equipment
GE Vernova, Inc.*	12,704	3,239,266	0.71

Homebuilding
Toll Brothers, Inc.	69,848	10,790,817	2.35

Insurance Brokers
Arthur J. Gallagher & Company	8,701	2,448,200	0.53

Interactive Media & Services
Alphabet, Inc. - Cl. A	87,739	14,551,513	3.17
Meta Platforms, Inc. - Cl. A	61,641	35,285,774	7.68
		49,837,287	10.85
Life Sciences Tools & Services
Danaher Corp.	21,392	5,947,404	1.29

Managed Health Care
UnitedHealth Group, Inc.	19,262	11,262,106	2.45

Movies & Entertainment
Netflix, Inc.*	13,997	9,927,652	2.16
Spotify Technology S.A.*	21,472	7,913,076	1.72
		17,840,728	3.88
Pharmaceuticals
Eli Lilly & Company	5,433	4,813,312	1.05

Restaurants
Chipotle Mexican Grill, Inc.*	327,950	18,896,479	4.11

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	9,999	8,331,667	1.81

Semiconductors
Broadcom, Inc.	83,584	14,418,240	3.14
NVIDIA Corp.	183,777	22,317,879	4.86
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	110,275	19,151,459	4.17
		55,887,578	12.17
Specialty Chemicals
The Sherwin-Williams Company	40,768	15,559,922	3.39

Systems Software
Microsoft Corp.	92,295	39,714,539	8.65
ServiceNow, Inc.*	22,101	19,766,913	4.30
		59,481,452	12.95
Technology Hardware, Storage & Peripherals
Apple, Inc.	154,525	36,004,325	7.84

Trading Companies & Distributors
United Rentals, Inc.	10,280	8,324,024	1.81
Watsco, Inc.	4,569	2,247,400	0.49
		10,571,424	2.30
Transaction & Payment Processing Services
Mastercard, Inc. - Cl. A	24,838	12,265,004	2.67
Visa, Inc. - Cl. A	16,751	4,605,688	1.00
		16,870,692	3.67
TOTAL COMMON STOCKS
(Cost $246,047,252)		459,232,113	99.97

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.97%#	2,612,218	2,612,218	0.57

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,612,218)		2,612,218	0.57

TOTAL INVESTMENTS
(Cost $248,659,470)		461,844,331	100.54

Liabilities, Less Cash and Other Assets		(2,481,399)	(0.54)

NET ASSETS		$459,362,932	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2024, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
#	Rate shown is the 7-day yield as of September 30, 2024.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO MIDCAP GROWTH FOCUS FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2024

	Number of Shares/ Warrants	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
AeroVironment, Inc.*	7,617	$1,527,208	0.48%
HEICO Corp.	48,506	12,683,349	3.98
Rolls-Royce Holdings PLC*	1,326,176	9,347,421	2.93
		23,557,978	7.39
Application Software
AppLovin Corp. - Cl. A*	68,656	8,963,041	2.81
Constellation Software, Inc.	5,185	16,868,646	5.29
Palantir Technologies, Inc. - Cl. A*	255,047	9,487,748	2.98
Synopsys, Inc.*	32,816	16,617,694	5.21
Tyler Technologies, Inc.*	1,677	978,899	0.31
		52,916,028	16.60
Asset Management & Custody Banks
KKR & Co., Inc.	86,657	11,315,671	3.55

Automotive Retail
O’Reilly Automotive, Inc.*	9,076	10,451,922	3.28

Diversified Support Services
Cintas Corp.	79,932	16,456,400	5.16

Electrical Components & Equipment
AMETEK, Inc.	48,635	8,351,116	2.62
Vertiv Holdings Company - Cl. A	100,154	9,964,321	3.13
		18,315,437	5.75
Electronic Components
Amphenol Corp. - Cl. A	159,678	10,404,619	3.27

Environmental & Facilities Services
Waste Connections, Inc.	4,091	731,553	0.23

Financial Exchanges & Data
MSCI, Inc.	10,594	6,175,560	1.94

Heavy Electrical Equipment
GE Vernova, Inc.*	48,396	12,340,012	3.87

Homebuilding
Lennar Corp. - Cl. A	39,008	7,313,220	2.30
NVR, Inc.*	1,287	12,627,787	3.96
PulteGroup, Inc.	42,228	6,060,985	1.90
Toll Brothers, Inc.	60,095	9,284,076	2.91
		35,286,068	11.07
Insurance Brokers
Arthur J. Gallagher & Company	10,246	2,882,917	0.90

Leisure Products
Acushnet Holdings Corp.	100,319	6,395,336	2.01

Movies & Entertainment
Spotify Technology S.A.*	51,343	18,921,436	5.94

Real Estate Services
CBRE Group, Inc. - Cl. A*	78,825	9,812,136	3.08

Restaurants
Chipotle Mexican Grill, Inc.*	329,100	18,962,742	5.95
Sweetgreen, Inc. - Cl. A*	145,823	5,169,425	1.62
		24,132,167	7.57
Semiconductor Materials & Equipment
KLA Corp.	21,400	16,572,374	5.20

Semiconductors
Marvell Technology, Inc.	101,435	7,315,492	2.29
Microchip Technology, Inc.	109,468	8,789,186	2.76
		16,104,678	5.05
Systems Software
CrowdStrike Holdings, Inc. - Cl. A*	17,508	4,910,469	1.54

Trading Companies & Distributors
United Rentals, Inc.	9,690	7,846,284	2.46
Watsco, Inc.	14,415	7,090,450	2.23
		14,936,734	4.69

TOTAL COMMON STOCKS
(Cost $168,473,973)		312,619,495	98.09

WARRANTS
Application Software
Constellation Software, Inc.
Warrants, Strike Price: Pending,
Expiration Date: March 31, 2040*@^	5,185	0	0.00

TOTAL WARRANTS
(Cost $0)		0	0.00

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.97%#	7,424,133	7,424,133	2.33

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,424,133)		7,424,133	2.33

TOTAL INVESTMENTS
(Cost $175,898,106)		320,043,628	100.42

Liabilities, Less Cash and Other Assets		(1,329,855)	(0.42)

NET ASSETS		$318,713,773	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF FAIR VALUE MEASUREMENTS

The following is a summary of the fair values of the Fund’s investments according to the valuation inputs utilized as of September 30, 2024.

Fund Investment by Major Security Type	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Assets
Common Stocks	$312,619,495	$—	$—		$312,619,495
Warrants
Information Technology	—	—	—	**	—
Short-term Investments	7,424,133	—	—		7,424,133
	$320,043,628	$—	$—		$320,043,628

**       Constellation Software, Inc. warrants represent the only Level 3 security held by the Fund.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
@	Security valued at fair value using significant unobservable inputs as determined in good faith by Marsico Capital Management, LLC (the “Adviser”), as the Fund’s Board of Trustees’ valuation designee. As of September 30, 2024, the total value of Level 3 securities was $0, which represents 0.00% of the Fund’s net assets.
^	As of September 30, 2024, certain information for the security, such as the strike price, is pending announcement by the issuer.
#	Rate shown is the 7-day yield as of September 30, 2024.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2024

	Number of Shares/ Warrants	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	9,033	$1,319,427	2.34%
General Electric Co. DBA GE Aerospace	9,337	1,760,772	3.12
Rolls-Royce Holdings PLC*	442,549	3,119,263	5.53
Safran S.A.	8,140	1,912,785	3.39
		8,112,247	14.38
Apparel, Accessories & Luxury Goods
Hermes International	741	1,819,605	3.23

Application Software
Constellation Software, Inc.	438	1,424,969	2.53
SAP S.E.	13,737	3,125,549	5.54
Synopsys, Inc.*	1,587	803,641	1.42
		5,354,159	9.49
Automobile Manufacturers
Ferrari N.V.	3,733	1,754,921	3.11

Broadline Retail
Amazon.com, Inc.*	7,723	1,439,026	2.55

Health Care Supplies
EssilorLuxottica S.A.	3,352	793,269	1.41

Homebuilding
Toll Brothers, Inc.	7,465	1,153,268	2.04

Industrial Gases
Air Liquide S.A.	6,308	1,216,588	2.16
Linde PLC	1,692	806,847	1.43
		2,023,435	3.59
Integrated Oil & Gas
TotalEnergies S.E.	26,457	1,722,860	3.05

Interactive Media & Services
Meta Platforms, Inc. - Cl. A	4,344	2,486,679	4.41

Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	21,248	1,702,815	3.02

Movies & Entertainment
Netflix, Inc.*	2,036	1,444,074	2.56
Spotify Technology S.A.*	8,100	2,985,093	5.29
		4,429,167	7.85
Pharmaceuticals
Eli Lilly & Company	2,364	2,094,362	3.71
Novo Nordisk A/S - Cl. B	20,592	2,419,423	4.29
		4,513,785	8.00
Real Estate Services
FirstService Corp.	3,400	621,224	1.10

Restaurants
Chipotle Mexican Grill, Inc.*	19,400	1,117,828	1.98

Semiconductor Materials & Equipment
ASML Holding N.V.	2,897	2,404,406	4.26
Tokyo Electron Ltd.	8,500	1,495,669	2.65
		3,900,075	6.91
Semiconductors
ARM Holdings PLC ADR*	12,139	1,735,998	3.08
NVIDIA Corp.	21,690	2,634,034	4.67
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	19,266	3,345,926	5.93
		7,715,958	13.68
Soft Drinks & Non-alcoholic Beverages
Coca-Cola Europacific Partners PLC	18,288	1,440,180	2.55

Systems Software
Microsoft Corp.	3,458	1,487,977	2.64

Technology Hardware, Storage & Peripherals
Apple, Inc.	8,722	2,032,226	3.60

TOTAL COMMON STOCKS
(Cost $34,738,643)		55,620,704	98.59

WARRANTS
Application Software
Constellation Software, Inc. Warrants, Strike Price: Pending, Expiration Date: March 31, 2040*@^	306	0	0.00

TOTAL WARRANTS
(Cost $0)		0	0.00

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.97%#	871,638	871,638	1.54

TOTAL SHORT-TERM INVESTMENTS
(Cost $871,638)		871,638	1.54

TOTAL INVESTMENTS
(Cost $35,610,281)		56,492,342	100.13

Liabilities, Less Cash and Other Assets		(74,876)	(0.13)

NET ASSETS		$56,417,466	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Canada	$3,749,008	6.64%
Denmark	2,419,423	4.28
France	8,784,534	15.55
Germany	3,125,549	5.53
Italy	1,754,921	3.11
Japan	1,495,669	2.65
Netherlands	2,404,406	4.26
Sweden	2,985,093	5.28
Taiwan	3,345,926	5.92
United Kingdom	7,102,288	12.57
United States(1)	19,325,525	34.21
	$56,492,342	100.00%

(1)	Includes short-term securities.

SUMMARY OF FAIR VALUE MEASUREMENTS

The following is a summary of the fair values of the Fund’s investments according to the valuation inputs utilized as of September 30, 2024.

Fund Investment by Major Security Type	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Assets
Common Stocks	$55,620,704	$—	$—		$55,620,704
Warrants
Information Technology	—	—	—	**	—
Short-term Investments	871,638	—	—		871,638
	$56,492,342	$—	$—		$56,492,342

**	Constellation Software, Inc. warrants represent the only Level 3 security held by the Fund.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.

@	Security valued at fair value using significant unobservable inputs as determined in good faith by the Adviser, as the Fund’s Board of Trustees’ valuation designee. As of September 30, 2024, the total value of Level 3 securities was $0, which represents 0.00% of the Fund’s net assets.

^	As of September 30, 2024, certain information for the security, such as the strike price, is pending announcement by the issuer.

#	Rate shown is the 7-day yield as of September 30, 2024.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2024

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	58,354	$8,523,621	2.36%
General Electric Co. DBA GE Aerospace	76,954	14,511,985	4.02
Rolls-Royce Holdings PLC*	2,114,160	14,901,449	4.13
Safran S.A.	40,461	9,507,762	2.64
		47,444,817	13.15
Apparel, Accessories & Luxury Goods
Hermes International	5,825	14,303,914	3.96

Application Software
SAP S.E. Spon. ADR	54,394	12,461,665	3.45
Synopsys, Inc.*	14,289	7,235,807	2.01
		19,697,472	5.46
Automobile Manufacturers
Ferrari N.V.	26,043	12,243,075	3.39
Tesla, Inc.*	31,556	8,255,996	2.29
		20,499,071	5.68
Automotive Retail
O’Reilly Automotive, Inc.*	5,638	6,492,721	1.80

Broadline Retail
Amazon.com, Inc.*	62,761	11,694,257	3.24

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	8,334	7,388,258	2.05

Diversified Banks
JPMorgan Chase & Company	35,162	7,414,259	2.06

Heavy Electrical Equipment
GE Vernova, Inc.*	53,915	13,747,247	3.81

Homebuilding
Toll Brothers, Inc.	65,505	10,119,867	2.81

Interactive Media & Services
Alphabet, Inc. - Cl. A	36,527	6,058,003	1.68
Meta Platforms, Inc. - Cl. A	33,816	19,357,631	5.36
		25,415,634	7.04
Managed Health Care
UnitedHealth Group, Inc.	16,831	9,840,749	2.73

Movies & Entertainment
Netflix, Inc.*	16,875	11,968,931	3.32
Spotify Technology S.A.*	37,190	13,705,631	3.80
		25,674,562	7.12
Pharmaceuticals
Eli Lilly & Company	14,804	13,115,456	3.63
Novo Nordisk A/S - Cl. B	99,735	11,718,198	3.25
		24,833,654	6.88
Restaurants
Chipotle Mexican Grill, Inc.*	158,350	9,124,127	2.53

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	16,255	13,544,479	3.75

Semiconductors
ARM Holdings PLC ADR*	97,303	13,915,302	3.86
NVIDIA Corp.	148,139	17,990,000	4.99
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	100,423	17,440,463	4.83
		49,345,765	13.68
Systems Software
Microsoft Corp.	43,507	18,721,062	5.19

Technology Hardware, Storage & Peripherals
Apple, Inc.	82,573	19,239,509	5.33

TOTAL COMMON STOCKS
(Cost $215,597,750)		354,541,424	98.27

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.97%#	6,637,820	6,637,820	1.84

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,637,820)		6,637,820	1.84

TOTAL INVESTMENTS
(Cost $222,235,570)		361,179,244	100.11

Liabilities, Less Cash and Other Assets		(388,351)	(0.11)

NET ASSETS		$360,790,893	100.00%

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Denmark	$11,718,198	3.24%
France	32,335,297	8.95
Germany	12,461,665	3.45
Italy	12,243,075	3.39
Netherlands	13,544,479	3.75
Sweden	13,705,631	3.80
Taiwan	17,440,463	4.83
United Kingdom	28,816,751	7.98
United States(1)	218,913,685	60.61
	$361,179,244	100.00%

(1)	Includes short-term securities.

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2024, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
#	Rate shown is the 7-day yield as of September 30, 2024.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2024

	MARSICO	MARSICO
(Amounts in thousands)	FOCUS FUND	GROWTH FUND

ASSETS
Investments, at value (cost $460,107, $248,659, $175,898, $35,610, and $222,236, respectively)	$1,036,622	$461,844
Receivable for capital stock sold	109	56
Dividends receivable	204	108
Prepaid expenses and other assets	3,707	1,584
Total Assets	1,040,642	463,592

LIABILITIES
Payable for capital stock redeemed	235	162
Payable to investment adviser	598	285
Accrued trustees’ fees	3,652	1,543
Accrued distribution fee	2,696	2,029
Accrued professional fees	178	77
Accrued transfer agent fees and expenses	106	51
Accrued custody and fund accounting fees	50	33
Accrued expenses and other liabilities	77	49
Total Liabilities	7,592	4,229

NET ASSETS	$1,033,050	$459,363

NET ASSETS CONSIST OF
Paid-in-capital	$407,130	$212,625
Total distributable earnings	625,920	246,738
NET ASSETS	$1,033,050	$459,363

NET ASSET VALUE INFORMATION BY CLASS

INVESTOR CLASS:
Net Assets	$849,445	$410,945
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	28,693	15,455
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$29.60	$26.59

INSTITUTIONAL CLASS:
Net Assets	$183,605	$48,418
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	6,152	1,808
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$29.85	$26.78

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$320,044	$56,492	$361,179
52	14	5
61	197	227
1,359	237	935
321,516	56,940	362,346

402	8	38
198	25	231
1,335	213	912
690	205	193
55	15	53
40	12	44
32	23	35
50	22	49
2,802	523	1,555

$318,714	$56,417	$360,791

$159,370	$34,702	$219,266
159,344	21,715	141,525
$318,714	$56,417	$360,791

$284,394	$51,229	$190,745
5,899	2,068	7,571

$48.21	$24.78	$25.19

$34,320	$5,188	$170,046
707	208	6,687

$48.55	$24.91	$25.43

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED September 30, 2024

(Amounts in thousands)	MARSICO FOCUS FUND		MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $146, $51, $3, $54, and $144, respectively, of non-reclaimable foreign withholding taxes)	$6,379		$2,822
Total Investment Income	6,379		2,822

EXPENSES
Investment advisory fees	6,570		3,045
Distribution fees:
Investor Class	1,866		876
Transfer agent fees and expenses:
Investor Class	687		342
Institutional Class	108		32
Trustees’ fees and expenses	544	(1)	193	(1)
Professional fees	426		187
Recoupment of previously waived expenses (Note 3)	204		42
Fund administration fees:
Investor Class	152		125
Institutional Class	34		18
Custody and fund accounting fees	143		97
Reporting, printing, and postage expenses	106		56
Federal and state registration fees	53		49
Other expenses	164		77
Total Expenses	11,057		5,139
Less waiver of expenses (Note 3) and expenses paid indirectly (Note 2(b))	—		—
Net Expenses	11,057		5,139

NET INVESTMENT LOSS	(4,678)		(2,317)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	61,826		40,265
Net realized gain (loss) on foreign currency transactions	—		—
Change in unrealized appreciation on investments, foreign currency translations, and non-interested trustees’ deferred compensation	295,398		114,904

Net Gain on Investments	357,224		155,169

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$352,546		$152,852

(1)	Amounts include Trustees’ fees and expenses and the mark to market unrealized appreciation during the period for shares held in the Non-Interested Trustees’ Deferred Fee Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Appreciation*
Focus Fund	$207,559	$336,094
Growth Fund	91,017	102,156
Midcap Growth Focus Fund	63,355	69,986
International Opportunities Fund	10,231	11,336
Global Fund	51,176	64,237

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$1,622		$479	$2,014
1,622		479	2,014

2,175		370	1,995

617		106	423

307		69	237
31		12	92
133	(1)	22 (1)	115	(1)
131		30	114
—		—	66

115		47	104
16		8	50
94		71	102
47		22	43
36		31	35
68		15	52
3,770		803	3,428
—		(119)	—
3,770		684	3,428

(2,148)		(205)	(1,414)

19,303		2,725	5,989
7		(785)	331

82,321		15,552	85,208

101,631		17,492	91,528

$99,483		$17,287	$90,114

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/24	Year Ended 9/30/23

OPERATIONS:
Net investment income (loss)	$(4,678)	$(3,899)	$(2,317)	$(1,650)
Net realized gain on investments	61,826	15,227	40,265	9,528
Net realized gain (loss) on foreign currency transactions	—	—	—	(333)
Change in unrealized appreciation on investments, foreign currency translations, and non-interested trustees’ deferred compensation	295,398	135,018	114,904	54,959
Increase from payment by service provider	—	—	—	—

Net increase in net assets resulting from operations	352,546	146,346	152,852	62,504

DISTRIBUTIONS:
Investor Class	(13,561)	(73,616)	(5,168)	—
Institutional Class	(2,475)	(10,950)	(567)	—

Total distributions	(16,036)	(84,566)	(5,735)	—

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from sales of shares	134,007	20,304	68,731	19,901
Proceeds from reinvestment of distributions	13,132	70,749	4,984	—
Redemption of shares	(145,878)	(74,241)	(55,745)	(38,686)

Net increase (decrease) from Investor Class capital share transactions	1,261	16,812	17,970	(18,785)

Institutional Class:
Proceeds from sales of shares	56,080	26,512	10,841	4,348
Proceeds from reinvestment of distributions	2,332	9,085	529	—
Redemption of shares	(34,009)	(29,195)	(4,707)	(4,844)

Net increase (decrease) from Institutional Class capital share transactions	24,403	6,402	6,663	(496)

TOTAL INCREASE IN NET ASSETS	362,174	84,994	171,750	43,223

NET ASSETS:
Beginning of Period	670,876	585,882	287,613	244,390

End of Period	$1,033,050	$670,876	$459,363	$287,613

TRANSACTIONS IN SHARES:
Investor Class:
Shares sold	5,097	946	3,173	1,119
Shares issued in reinvestment of distributions	600	4,466	247	—
Shares redeemed	(5,555)	(4,052)	(2,455)	(2,493)

Net increase (decrease) from Investor Class share transactions	142	1,360	965	(1,374)

Institutional Class:
Shares sold	2,095	1,579	479	256
Shares issued in reinvestment of distributions	106	572	26	—
Shares redeemed	(1,252)	(1,570)	(202)	(280)

Net increase (decrease) from Institutional Class share transactions	949	581	303	(24)

(1)	Shares issued in reinvestment of distributions were less than one thousand shares.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO GLOBAL FUND

Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/24	Year Ended 9/30/23

$(2,148)	$(1,252)	$(205)	$175	$(1,414)	$(700)
19,303	6,093	2,725	2,472	5,989	6,149
7	(275)	(785)	(389)	331	613

82,321	26,987	15,552	4,968	85,208	29,211
—	6	—	—	—	—

99,483	31,559	17,287	7,226	90,114	35,273

(2,897)	—	(140)	(58)	(3,007)	(5,698)
(302)	—	(18)	(3)	(437)	(627)

(3,199)	—	(158)	(61)	(3,444)	(6,325)

7,999	9,562	9,416	2,288	13,858	2,526
2,817	—	133	56	2,902	5,522
(33,224)	(22,183)	(8,407)	(4,890)	(34,029)	(28,894)

(22,408)	(12,621)	1,142	(2,546)	(17,269)	(20,846)

12,256	19,035	1,587	350	150,558	10,641
300	—	18	2	434	341
(2,652)	(23,644)	(303)	(2,995)	(19,875)	(9,523)

9,904	(4,609)	1,302	(2,643)	131,117	1,459

83,780	14,329	19,573	1,976	200,518	9,561

234,934	220,605	36,844	34,868	160,273	150,712

$318,714	$234,934	$56,417	$36,844	$360,791	$160,273

182	274	408	128	602	152
74	—	7	4	156	386
(845)	(661)	(394)	(289)	(1,640)	(1,843)

(589)	(387)	21	(157)	(882)	(1,305)

317	574	71	21	6,490	706
8	—	1	— (1)	23	24
(61)	(704)	(16)	(184)	(861)	(610)

264	(130)	56	(163)	5,652	120

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO FOCUS FUND
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
Investor Class:	9/30/24	9/30/23	9/30/22		9/30/21	9/30/20

Net Asset Value, Beginning of Period	$19.86	$18.41	$28.84		$25.92	$18.59

Income from Investment Operations:
Net investment loss	(0.15)	(0.11)	(0.09)		(0.22)	(0.10)
Net realized and unrealized gains (losses) on investments	10.37	4.37	(7.13)		5.74	8.92
Total from investment operations	10.22	4.26	(7.22)		5.52	8.82

Distributions & Other:
Net realized gains	(0.48)	(2.81)	(3.21)		(2.60)	(1.49)
Total distributions and other	(0.48)	(2.81)	(3.21)		(2.60)	(1.49)

Net Asset Value, End of Period	$29.60	$19.86	$18.41		$28.84	$25.92

Total Return	52.32%	27.04%	(28.30)%		22.52%	50.71%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$849,445	$567,000	$500,599		$895,641	$806,181
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.28%	1.45%	1.02%		1.26%	1.24%
Ratio of net investment loss to average net assets(7)	(0.57)%	(0.66)%	(0.25)%		(0.79)%	(0.53)%
Ratio of total expenses to average net assets(8)	1.28%	1.50%	1.02%		1.26%	1.24%
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.57)%	(0.71)%	(0.25)%		(0.79)%	(0.53)%
Portfolio turnover rate	47%	76%	102%		28%	45%

Institutional Class:	Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$19.96	$18.45	$26.98

Income from Investment Operations:
Net investment income (loss)	(0.08)	(0.08)	0.04
Net realized and unrealized gains (losses) on investments	10.45	4.40	(8.57)
Total from investment operations	10.37	4.32	(8.53)

Distributions & Other:
Net realized gains	(0.48)	(2.81)	—	(4)
Increase from payment by service provider	—	—	—
Total distributions and other	(0.48)	(2.81)	—

Net Asset Value, End of Period	$29.85	$19.96	$18.45

Total Return	52.82%	27.34%	(31.62	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$183,605	$103,876	$85,283
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.00%	1.20%	0.65	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.30)%	(0.41)%	0.24	%(3)
Ratio of total expenses to average net assets(8)	1.00%	1.23%	0.65	%(3)
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.30)%	(0.44)%	0.24	%(3)
Portfolio turnover rate	47%	76%	102	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(5)	The Fund’s transfer agent reimbursed the Institutional Class $6 (in thousands) for losses incurred. The reimbursement increased the total return by 0.03%.

(6)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly.

(7)	Ratio of net investment income (loss) to average net assets, net of waivers and expenses paid indirectly.

(8)	Ratio of expenses to average net assets, before waivers and expenses paid indirectly.

(9)	Ratio of net investment income (loss) to average net assets, before waivers and expenses paid indirectly. See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND						MARSICO MIDCAP GROWTH FOCUS FUND
Year	Year	Year		Year	Year	Year	Year		Year		Year	Year
Ended	Ended	Ended		Ended	Ended	Ended	Ended		Ended		Ended	Ended
9/30/24	9/30/23	9/30/22		9/30/21	9/30/20	9/30/24	9/30/23		9/30/22		9/30/21	9/30/20

$17.97	$14.05	$29.78		$25.66	$18.75	$33.89	$29.61		$52.48		$39.52	$33.70

(0.13)	(0.13)	(0.15)		(0.35)	(0.14)	(0.37)	(0.21)		(0.44)		(0.47)	(0.39)
9.11	4.05	(7.25)		6.85	8.92	15.16	4.49		(15.83)		14.77	7.30
8.98	3.92	(7.40)		6.50	8.78	14.79	4.28		(16.27)		14.30	6.91

(0.36)	—	(8.33)		(2.38)	(1.87)	(0.47)	—		(6.60)		(1.34)	(1.09)
(0.36)	—	(8.33)		(2.38)	(1.87)	(0.47)	—		(6.60)		(1.34)	(1.09)

$26.59	$17.97	$14.05		$29.78	$25.66	$48.21	$33.89		$29.61		$52.48	$39.52

50.61%	27.90%	(34.81)%		26.51%	51.11%	44.01%	14.45%		(35.52)%		36.56%	21.15%

$410,945	$260,436	$222,871		$423,855	$410,592	$284,394	$219,855		$203,593		$379,039	$291,976

1.34%	1.45%	1.19%		1.37%	1.45%	1.40%	1.44%		1.34%		1.33%	1.40%
(0.62)%	(0.65)%	(0.84)%		(1.07)%	(0.85)%	(0.81)%	(0.54)%		(1.05)%		(0.91)%	(0.96)%
1.34%	1.48%	1.19%		1.37%	1.50%	1.40%	1.45%		1.34%		1.33%	1.40%

(0.62)%	(0.68)%	(0.84)%		(1.07)%	(0.90)%	(0.81)%	(0.55)%		(1.05)%		(0.91)%	(0.96)%
62%	89%	117%		58%	77%	50%	56%		55%		20%	38%

Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)				Year Ended 9/30/24	Year Ended 9/30/23		Period Ended 9/30/22(1)

$18.06	$14.08	$21.57				$34.04	$29.68		$44.83

(0.09)	(0.07)	(0.07)				(0.25)	(0.17)		(0.22)
9.17	4.05	(7.42)				15.23	4.52		(14.93)
9.08	3.98	(7.49)				14.98	4.35		(15.15)

(0.36)	—	—	(4)			(0.47)	—		—	(4)
—	—	—				—	0.01		—
(0.36)	—	—				(0.47)	0.01		—

$26.78	$18.06	$14.08				$48.55	$34.04		$29.68

50.91%	28.27%	(34.72	)%(2)			44.38%	14.69	%(5)	(33.79	)%(2)

$48,418	$27,177	$21,519				$34,320	$15,079		$17,012

1.10%	1.20%	0.92	%(3)			1.16%	1.20%		1.11	%(3)
(0.37)%	(0.40)%	(0.51	)%(3)			(0.57)%	(0.32)%		(0.75	)%(3)
1.10%	1.24%	0.92	%(3)			1.16%	1.21%		1.11	%(3)

(0.37)%	(0.44)%	(0.51	)%(3)			(0.57)%	(0.33)%		(0.75	)%(3)
62%	89%	117	%(2)			50%	56%		55	%(2)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investor Class:	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20

Net Asset Value, Beginning of Period	$16.75	$13.84	$23.79		$20.57	$18.47

Income from Investment Operations:
Net investment income (loss)	(0.09)	0.06	(0.01)		(0.04)	0.04
Net realized and unrealized gains (losses) on investments	8.19	2.88	(7.14)		3.81	2.87
Total from investment operations	8.10	2.94	(7.15)		3.77	2.91

Distributions & Other:
Net investment income	(0.07)	(0.03)	—		—	(0.07)
Net realized gains	—	—	(2.80)		(0.55)	(0.74)
Total distributions and other	(0.07)	(0.03)	(2.80)		(0.55)	(0.81)

Net Asset Value, End of Period	$24.78	$16.75	$13.84		$23.79	$20.57

Total Return	48.51%	21.23%	(34.08)%		18.48%	16.14%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$51,229	$34,278	$30,503		$60,274	$55,024
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets(7)	(0.46)%	0.44%	0.07%		(0.11)%	0.28%
Ratio of total expenses to average net assets(8)	1.74%	1.86%	1.71%		1.68%	1.81%
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.70)%	0.08%	(0.14)%		(0.29)%	(0.03)%
Portfolio turnover rate	45%	52%	18%		50%	60%

Institutional Class:	Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$16.83	$13.86	$20.20

Income from Investment Operations:
Net investment income (loss)	(0.05)	0.13	0.03
Net realized and unrealized gains (losses) on investments	8.24	2.85	(6.37)
Total from investment operations	8.19	2.98	(6.34)

Distributions & Other:
Net investment income	(0.11)	(0.01)	—
Net realized gains	—	—	—	(5)
Total distributions and other	(0.11)	(0.01)	—

Net Asset Value, End of Period	$24.91	$16.83	$13.86

Total Return	48.92%	21.54%	(31.39	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$5,188	$2,566	$4,365
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.25%	1.25%	1.25	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.21)%	0.53%	0.31	%(3)
Ratio of total expenses to average net assets(8)	1.76%	1.98%	1.81	%(3)
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.72)%	(0.20)%	(0.25	)%(3)
Portfolio turnover rate	45%	52%	18	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Less than $0.01.

(5)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(6)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly.

(7)	Ratio of net investment income (loss) to average net assets, net of waivers and expenses paid indirectly.

(8)	Ratio of expenses to average net assets, before waivers and expenses paid indirectly.

(9)	Ratio of net investment income (loss) to average net assets, before waivers and expenses paid indirectly. See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GLOBAL FUND
Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20

$16.88	$14.12	$25.93		$22.83	$16.06

(0.19)	(0.12)	(0.17)		(0.28)	(0.19)
8.87	3.50	(7.58)		3.97	6.96
8.68	3.38	(7.75)		3.69	6.77

—	—	—		—	—
(0.37)	(0.62)	(4.06)		(0.59)	—
(0.37)	(0.62)	(4.06)		(0.59)	—

$25.19	$16.88	$14.12		$25.93	$22.83

52.21%	24.72%	(35.55)%		16.33%	42.15%

$190,745	$142,683	$137,752		$309,493	$285,033

1.48%	1.50%	1.45%		1.45%	1.45%
(0.66)%	(0.46)%	(0.56)%		(1.03)%	(0.84)%
1.48%	1.55%	1.45%		1.45%	1.73%

(0.66)%	(0.51)%	(0.56)%		(1.03)%	(1.12)%
44%	82%	100%		65%	51%

Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)

$16.99	$14.17	$22.30

(0.14)	(0.05)	—	(4)
8.95	3.49	(8.13)
8.81	3.44	(8.13)

—	—	—
(0.37)	(0.62)	—	(5)
(0.37)	(0.62)	—

$25.43	$16.99	$14.17

52.65%	25.07%	(36.46	)%(2)

$170,046	$17,590	$12,960

1.15%	1.25%	1.06	%(3)
(0.37)%	(0.23)%	(0.02	)%(3)
1.15%	1.29%	1.06	%(3)

(0.37)%	(0.27)%	(0.02	)%(3)
44%	82%	100	%(2)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2024

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (collectively, the “Funds” and each, a “Fund”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the Midcap Growth Focus Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, and the Global Fund commenced operations on June 29, 2007. Prior to September 1, 2021, the Midcap Growth Focus Fund was known as the 21ST Century Fund.

On November 17, 2021, the Funds’ Board of Trustees (the “Board”) approved a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act (i) to divide the shares of each Fund into two classes, (ii) to authorize and designate a new Institutional Class of shares for each of the Funds and (iii) to redesignate the existing shares of each of the Funds as Investor Class shares. Effective December 6, 2021, the Institutional Class shares for each of the Funds commenced operations and the existing shares of each of the Funds were redesignated as Investor Class shares. Shares of each class of the Funds represent an equal pro rata interest in such Fund and generally have identical voting, distribution, liquidation and other rights/privileges except that each class shall (a) have a different designation; (b) bear any class expenses; (c) have exclusive voting rights on any matter submitted to shareholders that relates solely to its administration or distribution arrangement; (d) have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (e) have different shareholder investment minimum requirements.

Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 14%, 23%, 20%, 52%, and 8% of the outstanding Institutional Class shares of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, as of September 30, 2024. Percentage ownership of each Fund is significant as the Institutional Class of shares for each Fund were initially funded by conversions of Investor Class shares in certain accounts attributed to Trustees and executive officers of the Trust.

2.	Significant Accounting Policies

The Funds qualify as investment companies under Accounting Standards Update No. 2013-08, Accounting Standard Codification Topic 946, “Financial Services — Investment Companies” (“ASC 946”). Certain prior year amounts have been conformed to current year presentation. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America for investment companies and follow the accounting guidance provided in ASC 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)	Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined, in accordance with the Funds’ policies and procedures, in good faith by the Adviser, subject to the Board’s general supervision of the Adviser as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act). The Funds’ policies and procedures, including those wherein the Adviser has been approved as the Board’s valuation designee, have been duly approved by the Board. When a security has been “fair valued,” consideration is given to facts and circumstances relevant to the particular situation, including a review of the various factors set forth in the Funds’ policies and procedures. The Funds may use pricing services to assist in determining market value. The Adviser, as the Board’s valuation designee, has proposed and the Board has approved the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS

These inputs are summarized into three broad levels and described below:

●	Level 1 — unadjusted quoted prices in active markets for identical investments

●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

●	Level 3 — significant unobservable inputs (including the Funds’ assumptions that market participants would use in determining the fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. As of September 30, 2024, the fair values of each Fund’s investments according to the valuation inputs utilized are reflected in the “Summary of Fair Value Measurements” on the Fund’s Schedule of Investments. The Funds did not hold a significant amount of Level 3 securities as of September 30, 2024.

(b)	Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and are in some cases allocated based on other factors. Each class of shares bears a portion of their respective Fund expenses, which are allocated daily to each class of shares in proportion to their respective net assets of the Fund. Expenses directly attributable to a specific class of shares, such as distribution fees for the Investor Class, are charged directly to that class of shares. The Funds’ expenses may be reduced by advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the year ended September 30, 2024, the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses by less than $1 (in thousands) for each of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund for the year ended September 30, 2024. Brokerage commission credits and earnings credits (if any) are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)	Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)	Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions and net investment losses.

The Funds at times may invest in real estate investment trusts (“REITs”). REITs generally pay dividends to their investors based upon cash available from their operations and this amount may differ significantly from the REITs’ actual earnings and profits (“E&P”) determined for income tax purposes. It is common for these dividends to exceed the REITs’ taxable E&P, resulting in the excess portion of such dividends eventually being designated as a return of capital. Determination of the tax character of dividends made by REITs is typically performed by the REIT several months subsequent to the payment of the dividend. Therefore, due to timing issues, the Funds may be in a position of being required to calculate and pay required distribution amounts to their shareholders based on the best information available from the REITs, which may be prior to the final determination of the REITs’ taxable E&P, and it is possible that a portion of the Funds’ distribution amounts could include a return of capital to shareholders for federal income tax purposes.

(e)	Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains and losses on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2024 (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held.

Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)	Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of September 30, 2024, nor did the Funds utilize derivative instruments during the year ended September 30, 2024.

(g)	Non-Interested Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“non-interested Trustees”), to defer the receipt of all or a portion of their compensation received from the Funds and may be invested as directed by each non-interested Trustee. The Deferred Fee Plan was further amended and restated as of November 10, 2020 to allow for any deferred fees credited to accounts established on behalf of the non-interested Trustees to be invested into the Funds and other investment options allowed under the Deferred Fee Plan, such as a non-affiliated US government money market fund, among other clarifying changes. The amounts credited to these accounts increase or decrease in accordance with the performance of the investments selected by the non-interested Trustees. The market value of the deferred account balances as of September 30, 2024 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets,” and a liability account, “Accrued trustees’ fees.” Additionally, the fluctuation of the account balances due to the performance of the investments is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of “Total distributable earnings” on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the non-interested Trustees for the year ended September 30, 2024 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of the investments held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)	Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded when the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares in proportion to their respective net assets of each Fund.

During the year ended September 30, 2024, the Funds’ fund accountant reimbursed the Funds, including interest, for a historical billing processing issue. The fund accountant reimbursed (in thousands) less than $1 to the Focus Fund and Growth Fund, respectively, and $1, $34, and $9 to the Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively. These amounts are included in “Paid-in-capital” on the Statements of Assets and Liabilities and “Capital Share Transactions” on the Statements of Changes in Net Assets for each of the Funds. The reimbursements did not have a significant effect on the total return for the respective share classes of each of the Funds.

During the year ended September 30, 2023, the Funds’ transfer agent reimbursed the Midcap Growth Focus Fund Institutional Class $6 (in thousands) for a processing issue. The amount is reflected under the caption “Increase from payment by service provider” on the Fund’s Statement of Changes in Net Assets. The impact of the reimbursement to the total return and per share information for the Midcap Growth Focus Fund Institutional Class is reflected on the Financial Highlights for the share class.

NOTES TO FINANCIAL STATEMENTS

(i)	Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss in connection with these potential indemnification obligations to be remote. There can be no assurance that material liabilities related to such obligations will not arise in the future, which may adversely impact a Fund.

3.	Investment Advisory Agreement and Transactions with Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Each Fund calculates and accrues the investment advisory fee daily based on the following rates (expressed as annual rates) and pays the Adviser monthly:

Annual Rate of Average Daily Net Assets	Asset Threshold
0.80%	First $250 million
0.75%	Next $250 million
0.70%	Next $250 million
0.65%	In excess of $750 million

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and 1.45% of the average net assets attributable to Investor Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, and 1.20% of the average net assets attributable to Institutional Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, until January 31, 2025. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2025, upon 15 days prior notice to the Fund and its administrator. Amounts waived/reimbursed by the Adviser in accordance with this agreement are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred, and (3) the Adviser has not agreed to forego recoupment. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class. Amounts received by the Adviser for previously waived or reimbursed expenses are included in “Recoupment of previously waived expenses” on the Statements of Operations.

During the year ended September 30, 2024, the Adviser waived or reimbursed amounts or received reimbursements for previously waived or reimbursed expenses from the respective share class of each of the applicable Funds as follows:

(Amounts in thousands)	Fees Waived/Reimbursed by the Adviser	Recoupment of Previously Waived or Reimbursed Expenses
Focus Fund
Investor Class	$—	$183
Institutional Class	$—	$21
Growth Fund
Investor Class	$—	$35
Institutional Class	$—	$7
International Opportunities Fund
Investor Class	$100	$—
Institutional Class	$19	$—
Global Fund
Investor Class	$—	$60
Institutional Class	$—	$6

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2024 (continued)

As of September 30, 2024, recoupment amounts (in thousands) that may potentially be made to the Adviser are as follows:

	International Opportunities Fund
Year of Expiration	Investor Class	Institutional Class
2025	$96	$18
2026	126	23
2027	100	19
	$322	$60

During the year ended September 30, 2023, the Adviser voluntarily reimbursed legal fees of (in thousands) $74, $31, $30, $5, and $20 to the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively. These amounts are not subject to recoupment by the Adviser.

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust received compensation from the Funds during the year ended September 30, 2024.

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, and effective November 17, 2021, the Board approved a Third Amended and Restated Distribution and Service Plan (as amended, the “Plan”). The Plan authorizes payments by the Funds in connection with the distribution of their Investor Class shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of a Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares of the Funds are not subject to a 12b-1 fee. The Plan clarifies that while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund’s average daily net assets attributable to Investor Class shares, one or more Funds may be charged a lower rate from time to time upon approval by the Board, and the rate may vary by Fund. Each Fund currently accrues 12b-1 Fees for its Investor Class shares at a rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of the Fund until such time as the Board authorizes a different rate. The Plan also clarifies that previously accrued amounts of the 12b-1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the Plan, including non-distribution expenses, authorized by the Plan.

Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of Investor Class shares of the Funds, as determined by the Board, as well as for account maintenance and personal services to Investor Class shareholders and any other non-distribution-related services. The Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and, at its sole discretion, make certain payments on behalf of the Funds or the Plan for expenses incurred by a Fund for distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2024, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Purchases	$440,216	$262,623	$134,719	$23,064	$212,600
Sales	$401,056	$232,885	$153,614	$20,121	$106,098

There were no purchases or sales of US government securities, excluding short-term investments.

6.	Market Developments, Events, and Risks

Global economies and financial markets increasingly are interconnected, and conditions and events in one country, region or financial market may adversely impact markets, issuers, or economies in different countries, regions or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of individuals around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, inflation, volatile interest rates, recessions or other events could have a significant negative impact on global economic and market conditions. Such events could adversely affect the operational and financial performance of the issuers of securities in which the Funds invest, and such uncertainty may in turn continue to impact the value of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS

7.	Federal Income Tax Information

“Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, consisting of fiscal years 2021-2024 as defined by Internal Revenue Service (“IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2024, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At September 30, 2024, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Cost of Investments	$461,262	$249,792	$175,899	$35,618	$222,246
Gross Unrealized Appreciation	$575,417	$212,100	$144,183	$20,904	$140,527
Gross Unrealized Depreciation	(57)	(48)	(38)	(30)	(1,594)
Net Unrealized Appreciation on Investments	$575,360	$212,052	$144,145	$20,874	$138,933

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

During the year ended September 30, 2024, the International Opportunities Fund utilized capital loss carryforwards of $675 (in thousands).

As of September 30, 2024, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, had (in thousands) $4,442, $0, $0, $85, and $1,144 of qualified late-year losses, which are deferred until fiscal year 2025 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the Fund’s next taxable year.

As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Undistributed Ordinary Income	$—	$6,848	$819	$—	$—
Undistributed Trustees’ Deferred Compensation	(5,353)	(2,118)	(994)	(323)	(2,365)
Undistributed Long-Term Capital Gains	60,187	29,885	15,312	1,235	6,057
Tax Accumulated Earnings	54,834	34,615	15,137	912	3,692
Accumulated Capital and Other Losses	(4,442)	—	—	(85)	(1,144)
Net Unrealized Appreciation on Investments	575,360	212,052	144,145	20,874	138,933
Net Unrealized Appreciation on Foreign Currency Translations	—	—	—	4	2
Trustees’ Deferred Compensation Mark-to-Market	168	71	62	10	42
Total Accumulated Earnings	$625,920	$246,738	$159,344	$21,715	$141,525

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2024 (continued)

The tax character of distributions paid during the fiscal years ended September 30, 2024 and 2023 was as follows:

	2024		2023
(Amounts in thousands)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$—	$16,036	$—	$84,566
Growth Fund	—	5,735	—	—
Midcap Growth Focus Fund	—	3,199	—	—
International Opportunities Fund	158	—	61	—
Global Fund	—	3,444	—	6,325

The tax character of dividends paid may differ from that shown in the Financial Highlights due to short-term gains being treated as ordinary income for tax purposes.

8.	Subsequent Events

Management of the Adviser has determined that there were no material subsequent events that would require disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Marsico Investment Fund and Shareholders of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund (constituting The Marsico Investment Fund, hereafter collectively referred to as the “Funds”) as of September 30, 2024, the related statements of operations for the year ended September 30, 2024, the statements of changes in net assets for each of the two years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

Denver, Colorado

November 20, 2024

We have served as the auditor of one or more investment companies in The Marsico Investment Fund since 1997.

OTHER TAX INFORMATION

OTHER TAX INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2024, 0%, 0%, 0%, 0%, and 0% of the dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated income dividends (in thousands) of $0, $0, $0, $134, and $0, respectively, as qualified dividend income paid during the fiscal year ended September 30, 2024.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code, the International Opportunities Fund designated (in thousands) $396 of income derived from foreign sources and $32 of foreign taxes paid, for the year ended September 30, 2024.

Of the ordinary income (including short-term capital gain) distributions made during the year ended September 30, 2024, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Opportunities Fund	$0.1739	$0.0139

Long Term Capital Gains Designation

For the fiscal year ended September 30, 2024, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated (in thousands) $16,036, $5,735, $3,199, $0, and $3,444, respectively, as a 20% rate gain distribution for the purpose of the dividends paid deduction. For income tax purposes, the Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

A special meeting of shareholders of the Trust was held on August 28, 2024, for the purpose of electing each of the existing Trustees (“Nominees”) to continue to serve on the Board. At the meeting, holders of 34,997,973 shares were represented, constituting a quorum. Each of the Nominees was elected and the results of the vote were as follows:

Nominee	For	Withheld
Thomas F. Marsico	34,065,837	932,136
Matthew C. Flavin	33,981,263	1,016,710
Shoshana L. Gillers	34,077,212	920,761
Jay S. Goodgold	34,007,747	990,226
Michael D. Rierson	34,014,155	983,818

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others are included as part of the Financial Statements. Please refer to the Statements of Operations in the Financial Statements under Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable. The Board did not approve any new investment advisory contracts or investment advisory contract renewals during the most recent fiscal half year.

MARSICO FUNDS

NOTES

MARSICO
FUNDS®

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

marsicofunds.com • 888.860.8686

©2024 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds Prospectus.

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form N-CSR.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies

The proxy disclosures are included as part of the financial statements filed under Item 7 of this Form N-CSR.

Item 10.	Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies

The remuneration paid to directors, officers and others are included as part of the financial statements filed under Item 7 of this Form N-CSR.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract

The Registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the financial statements filed under Item 7 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 16.	Controls and Procedures.

(a)                     The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)                     There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19.	Exhibits

(a)(1)               Code of Ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit - Filed as an attachment to this filing.

(a)(2)               Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)               Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(4)               Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)               Change in the registrant’s independent public accountant.

Not applicable.

(b)                    Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer (Principal Executive Officer)

Date:     December 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer (Principal Executive Officer)

Date:     December 4, 2024

By:	/s/ Lynnett E. F. Macfarlane
Lynnett E. F. Macfarlane,
Vice President, Secretary and Treasurer (Principal Financial Officer)

Date:     December 4, 2024